Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                              1
Distribution Date:                             11/14/96
Payment Date:                                 11/15/96
Collection Period Beginning:                    10/01/96
Collection Period Ending:                          10/31/96
Note and Certificate Accrual Beginning:                 10/15/96
Note and Certificate Accrual Ending:                   11/15/96


BOND SUMMARY:
Beginning Class A-1 Note Security Balance        $756,294,299.87
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance       $67,900,000.00
Beginning Class B     Note Security Balance        $49,370,000.00
Beginning Certificate Security Balance         $36,886,000.00
Beginning Overcollateralization Amount            $44,835,415.33
Beginning Class A-1 Adjusted Balance           $756,294,299.87
Beginning Class A-2 Adjusted Balance            $52,240,000.00
Beginning Class A-3 Adjusted Balance             $67,900,000.00
Beginning Class B    Adjusted Balance         $49,370,000.00
Beginning Certficate  Adjusted Balance            $36,886,000.00
Beginning Overcollateralization Amount             $44,835,415.33
Ending Class A-1 Note Security Balance            $737,948,935.80
Ending Class A-2 Note Security Balance            $52,240,000.00
Ending Class A-3 Note Security Balance          $67,900,000.00
Ending Class B    Note Security Balance            $49,370,000.00
Ending Certificate Security Balance               $36,886,000.00
Ending Overcollateralization Amount             $45,045,316.52
Ending Class A-1 Adjusted Balance               $737,948,935.80
Ending Class A-2 Adjusted Balance               $52,240,000.00
Ending Class A-3 Adjusted Balance           $67,900,000.00
Ending Class B    Adjusted Balance                $49,370,000.00
Ending Certficate  Adjusted Balance              $36,886,000.00
Ending Overcollateralization Amount             $45,045,316.52
Class A-1 Note Rate Capped at 13%                      5.55%
Class A-2 Note Rate Capped at 15%                         5.70%
Class A-3 Note Rate Capped at 15%                        5.80%
Class B    Note Rate Capped at 15%                         6.03%
Certificate Rate Capped at 16%                        6.38%
Class A-1 Interest Due                    $3,616,286.53
Class A-2 Interest Due                $256,537.74
Class A-3 Interest Due                      $339,287.08
Class B Interest Due                        $256,473.19
Certificate Yield  Due                    $202,736.84
Class A-1 Interest Paid                  $3,616,286.53
Class A-2 Interest Paid                   $256,537.74
Class A-3 Interest Paid                   $339,287.08
Class B Interest Paid                            $256,473.19
Certificate Yield Paid                         $202,736.84
Class A-1 Unpaid Interest                                 $0.00
Class A-2 Unpaid Interest                                $0.00
Class A-3 Unpaid Interest                            $0.00
Class B     Unpaid Interest                            $0.00
Certificate Unpaid Yield                             $0.00
Class A-1 Principal Paid                   $18,345,364.06
Class A-2 Principal Paid                           $0.00
Class A-3 Principal Paid                            $0.00
Class B    Principal Paid                           $0.00
Certificate    Principal Paid                        $0.00
OC           Principal Paid                       $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                       $0.00
Beginning Class A-3 Net Charge-Off                     $0.00
Beginning Class B    Net Charge-Off              $0.00
Beginning Certificate Net Charge-Off                    $0.00
Beginning OC Net Charge-Off                              $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                          $0.00
Reversals Allocated to Class A-3                          $0.00
Reversals Allocated to Class B                           $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated Principal Pa
$209,901.19
 Total Charge-Offs:                                     $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                      $0.00
Charge-Offs Allocated to Class A-3                     $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                           $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                        $0.00
Ending Class A-3 Net Charge-Off                       $0.00
Ending Class B     Net Charge-Off                      $0.00
Ending Certificate Net Charge-Off                       $0.00
Ending OC Net Charge-Off                     $0.00
Bond Balance Reconciliation (should equal $0.00)         ($0.00)

Certificate Balance/Participation Invested Amount (Begi
 3.66%

Designated Certificate / Certificate Security (Balance
1.000000%
Designated Certificate  - Beginning of Month         $368,860.00
Principal Payments in Respect of  Designated Certificat
$0.00
Designated Certificate  - End of Month             $368,860.00
Interest Payments in Respect of Designated Certificate
$2,027.37

Designated Certificateholder Accelerated Principal Paym
$431,415.33
Accelerated Principal Payment (Sec. 3.05 (vi))      $209,901.19
Payments to Holder of Designated Certificate in respect
$0.00
Designated Certificateholder Accelerated Principal Paym
$641,316.52

Designated Certificateholder Holdback Amount (Beginning
$44,404,000.00
Payments to Designated Certificates in Reduction of Hol
$0.00
Designated Certificateholder Holdback Amount (End of Mo
$44,404,000.00

Remaining Payments to Designated Certificates (Sec. 3.0
$0.00

Remaining Amounts to Issuer (Sec. 3.05 (x)) $1,541,753.87